UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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☒	Soliciting Material Under Rule 14a-12

Vertro, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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vertro™

NASDAQ: VTRO

Safe harbor and use of non-GAAP financial measures

This presentation contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995.

Words or expressions such as "plan," "intend," "believe," or "expect" or variations of such words and similar expressions are intended to identify such forward-looking statements. Key risks are described in Vertro reports filed with the U.S. Securities and Exchange Commission.

Readers should note that these statements may be impacted by several factors, including economic changes and changes in the Internet industry generally and, accordingly, Vertro actual performance and results may vary from those stated herein, and Vertro undertakes no obligation to update the information contained herein.

This presentation contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding Vertro's results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the current quarter earnings release, which can be found on Vertro's website at www.vertro.com.

vertro™

Overview

- **Vertro owns and operates the *alOt* product portfolio**
  - Our focus is a creative App strategy using the Internet to acquire and retain consumers that want ease of use and convenience when accessing the web
  - Apps built both in-house and through third-party relationships
- **Proprietary lifetime value model and online buying expertise**
- **Operating in Multiple High-Growth Markets**
  - Marketed in 20 countries in 8 languages
  - Continuing releases in high-growth target markets
- **Headquartered in New York, 34 employees as of September 30, 2011**
- **Solid balance sheet, cash position and net working capital**
  - $4.0M in cash as of the third quarter 2011
  - No debt
  - Untapped credit line of up to $8M with Bridge Bank NA
  - Reduced operating costs

Market Strategy : Maximize Return Per Live User

- **Target customer acquisition with online buying expertise**
  - Direct marketing team acquires desired volume of users at optimal target price points
  - Buying into over 200 verticals around the world, bidding on millions of keywords to diversify and grow our user base
  - Proven capabilities

- **High Quality products create positive user experience**
  - Promoted and designed to increase user installations and user downloads
  - Apps built for targeted users increase engagement and activity
  - Enhanced response to targeted advertising in search and display

Maximize Revenue per User

- **Application Strategy : Increase product distribution, user retention or non-search revenue**
  - Continued pipeline of App releases to increase user attraction
  - New high quality Apps designed to keep users for the long term
  - Attrition improvements have significant effect on life time value of users
  - Increase non-search revenue through e-Commerce, display ads, app sponsorship and other third party relationships

vertro™

Customer Acquisition : Our Go-To Market Strategy

We market these products via online advertising and brand marketing


YAHOO!
Movie Reviews
Movie reviews, tickets and info
with the ALOT Movies Toolbar
www.movies.alot.com


alOt ALOT.com
LISTEN TO FREE
ONLINE RADIO!


Radio
alOt
Bringing you the best radio on planet Earth!
Super Horoscopes
CANCER DAILY HOROSCOPE
New eMusic Download
emusic
Download Now
$100 FREE MUSIC
JOIN NOW
eMusic Offers More Than 10,000,000 Tracks!
Search
amazon.com
OUR LOWEST RATES ARE ALWAYS AT
BESTWESTERN.COM

We target audiences based on our buying expertise

Adding new verticals each month - we make the internet user friendly

vertro™

Our User Friendly Products

The alOt AppBar


Search the Web
Web Search
facebook
CashBack
App
Weather
New York, New York
Configure
Hazy Sunshine
72°
Thursday
Friday
Saturday
Hourly Forecast
Extended 15-Day Forecast
Watch Out for Waterspouts
AccuWeather.com
Maps
Find Location
Get Directions
Address:
Web based Geographic Information System
Free 14 Day Trial
Ads by Google
Radio


home
Search
Search the Web
Web Search
Search
GREAT CLOTHES
NO SHOPPING
GET STARTED

Our new Homepage

Introduction of single banner ads on Homepage starting in November 2011 significantly increased non–search revenue

vertro™

Vibrant App Strategy

Apps Designed to Increase Distribution, Retention, or Non-Search Revenue

Third Party Apps

ebay®

LinkedIn.

amazon.com

craigslist

GROUPON

AccuWeather.com

In House Apps

alOt Radio

Email Notifier

Birthdays

Facebook Birthdays

Maps


iTrack
Start

Package Tracker

vertro™

New App Releases in Q4 2011

Apps Continue Focus on Increasing Distribution, Retention and Non-Search Revenue

Lyric Matcher : Distribution


ZocDoc
Book an appointment online.
See the doctor today.
"Hello Goodbye"
Lyric Matcher
MOST POPULAR LYRICS & ARTISTS

MapQuest Gas Prices :
Distribution /Revenue


mapquest gas prices
Prices for New York, NY
Gas Calculator
Find Gas Prices
Gasoline
Address or Intersection
143 Varick Street
City
New York
State
NY
Hoboken
Gas Prices
Address
143 Varick Street
City
New York
State
NY
Find Gas Prices
PRWeb
Get Started Now

Package Tracker:
Distribution/Retention

Utility now works with all major carriers

Display Ad Featuring DHL


TRACK ANY
DHL PACKAGE!
Download


Enter Tracking #
Auto Detect Carrier
Track It!
Xmas Gift
Shipment Picked Up
Birthday present for mom
Delivered
Untitled Package
Delivered

Package Tracker w/DHL

vertro™

Expanded App Reach

Began launch of proprietary apps in new platforms in late 2011

Google Chrome Browser



https://www.google.com
Enter Tracking #
Auto Detect Carrier
Track It!
Zappos
Delivered
Land's End
Delivered
Google Search

Mobile : iOS and Android Platforms



iTrack
ex. 1358973495
Select a Carrier
Start
iPhone
Android
iPad

Monetization through Search, eCommerce, Display and App Sponsorship

Search


credit card
Search
powered by Google
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Pay Online, Earn Rewards
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eCommerce


Daily Deals
Search eBay!
Logitech Revue w/ Google TV
$89.99
Free Shipping
Logitech Revue w/ Google TV
Altec Lansing IMT520 Speakers for
Skullcandy Agent Over-Ear
Cydle M7 7in MultiPad Android Tablet
Shop Deals By Category
Find More Deals On Ebay

Display Ads



App Sponsorship


Weather
New York, New York
Hazy Sunshine
72°
Thursday
Friday
Saturday
Hourly Forecast
Extended 15-Day Forecast
Watch Out for Waterspouts
powered by AccuWeather.com

vertro™

Our Target Lifetime Value Model

- **Approximately 4.5 months to breakeven on customer acquisition spend**
- **35% margin target for year one (total amounts vary significantly by vertical and market)**
- **Long revenue tail, flattening after year one**



Initial customer acquisition spend to breakeven (approx. 4.5 months)
35%
Margin growth – target 35% in year one followed by long-tail

vertro™

An Established User base in 'Region One' and Rest-of-World…

Available in 8 languages ◆ Marketed in 20 countries

Over 8 Million live users in Q3 2011:



3.9 Million
4.3 Million
ALOT - Rest of World
ALOT - Region 1

Regionally Diverse alOt AppBar and Home Page Search Queries…

247.3 Million search queries in Q3 2011:



105.8 Million
141.5 Million
ALOT - Rest of World
ALOT - Region 1

Queries per user are greater in Rest of World

Revenue and Profitability


$ Millions
$8.0
$6.0
$4.0
$2.0
$-
$(2.0)
$7.5
$(0.2)
$0.1
$6.3
$(1.3)
$(0.8)
Q2'11
Q3'11
Revenue
EBITDA
Adjusted EBITDA

Revenues declined during Q3 2011 due a number of concurrent factors

- **Shift in customer composition**
  - Decrease in users in English speaking countries (Region 1) and an increase in users in the non-English speaking markets Vertro serves (Rest of World), where growth is high, but advertising rates are lower.
- **Temporary inefficiencies in buying model, arising from**
  - Lack of pricing history, causing the average cost to acquire a user to increase
  - Changes to our direct marketing advertisements due to third party requirements.
- **Mandated Change to SERP**
  - A reduction in the number of advertising impressions, driving down advertising click-through rates.
- **Customer acquisition spending hold back**
  - Internal decision to reduce spending to adjust to the SERP change, causing total live users to lessen.
- **Reduction in our revenue sharing rates**
  - Gross revenues being below target required by certain advertising partners in a tiered rate structure, driving down net revenue per click and per search.

Controlled Fixed Costs


OpEx (excl. customer acquisition costs)
Customer Acquistion Costs
$ Millions
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
Q3'09
Q4'09
Q1'10
Q2 '10
Q3'10
Q4'10
Q1'11
Q2 '11
Q3 '11
$8.6
$7.5
$7.4
$7.9
$8.9
$8.4
$7.9
$7.4
$7.4
$6.0
$4.9
$4.9
$5.2
$6.7
$6.2
$5.3
$5.2
$5.2
$2.6
$2.6
$2.5
$2.7
$2.2
$2.2
$2.6
$2.2
$2.2

Summary

- Highly attractive portfolio of applications
- Vibrant App Strategy with branded partners that will help drive future growth
- Proprietary lifetime value model and online buying expertise
- Marketed in 20 countries and in 8 languages to a targeted audience
- Solid balance sheet, cash position and net working capital
  - $4.0 million in cash as of the third quarter 2011
  - No debt
  - Untapped credit line of up to $8M with Bridge Bank NA
  - Reduced operating costs through streamlined organization

Proposed Transaction

Inuvo ◆ Vertro

Key Transaction Terms

Combined Scale:

- Scaled revenues due to a combined team and product
- Operating expense synergies
- Stock symbols: INUV - VTRO

Consideration:

- 100% stock

Exchange Rate:

- 1.546 shares of Inuvo per Vertro share

Board/Governance:

- New Seven-Member Board:
  - Inuvo – Rich Howe (Executive Chairman), Charles Morgan, Charles Pope
  - Vertro – Peter Corrao (President and CEO), Joseph Durrett, Adele Goldberg
  - Independent – TBD by the new board after the close

Timing:

- Expected to Close First Quarter 2012

Closing Conditions:

- Stockholder vote, secured bank loan, regulatory approvals and other customary closing conditions

Strategic Considerations

Scale

- A stronger core business, providing more scale from which to attract advertisers, publishers and consumers.

Synergies

- Overlapping company operating expense synergies ($2.4mm).

Concentration

- Single supplier risk mitigation through the combined relationships of both companies (Yahoo!, Google, Others).

Distribution

- An existing install and distribution capability through Vertro's ALOT for Inuvo's consumer facing innovations (Over 8 million users).

Access to Capital

- A stronger business from which to access both debt and capital markets to fuel growth.

Site Expansion

- Ability to launch additional properties for local search and retail.

Seasoned Management

- A combination of seasoned and experienced digital marketing teams.

Digital Media Scale:

The Combined Company creates a serious competitor in the marketplace

A vibrant app platform and marketplace with hundreds of relevant consumer apps.

A search marketplace that experiences approximately **240 million** search queries per month.

Client software on the desktops of over **8 million** users.


Search the Web
Web Search
facebook


http://www

A technology foundation that serves ads into tens of thousands of web pages on over **25 thousand** web sites per month.



Approximately **2.5 billion** page views a year.



A distribution capability that experiences in excess of **20 million** revenue generating clicks per month.

Access to over **100 million** unique Internet users each and every month when combining both companies' audiences.



vertro™

Deal Highlights

Growing markets

- We are focused on Search, Affiliate, Local Deals and Consumer Applications

Exciting growth potential

- Vertro acquisition expected to provide significant scale and additional distribution for Inuvo products.
- New Apps designed to create more revenue per user:
  - Improved retention » Increased searches per user » Substantially increased LTVs
- Public company and operational savings

Company focused on expansion

- Streamlined company positioned to accelerate innovative opportunities
- Concentration on core ad platform
  - Risk associated with poorer performing assets removed
- Making technology investments in new online markets

vertro™

Additional information has been filed with the Securities and Exchange Commission

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed merger between Inuvo and Vertro will be submitted to the respective stockholders of Inuvo and Vertro for their consideration. In connection with the proposed Merger, Inuvo has filed with the U.S. Securities and Exchange Commission (the "SEC"), a registration statement on Form S-4 that includes a joint proxy statement of Inuvo and Vertro that also constitutes a prospectus of Inuvo. The joint proxy statement/prospectus describes the planned meeting of each of Inuvo's and Vertro's stockholders and the registration of the securities of Inuvo to be issued in the Merger. The joint proxy statement/prospectus contains important information about Inuvo, Vertro, the proposed merger and related matters. Inuvo and Vertro will mail the joint proxy statement/prospectus to their respective stockholders. INVESTORS AND SECURITY HOLDERS OF INUVO AND VERTRO ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and stockholders are able to obtain free copies of all documents filed with the SEC, including by Inuvo and Vertro, when they become available, through the website maintained by the SEC at www.sec.gov. Inuvo and Vertro make available free of charge at www.inuvo.com and www.vertro.com, respectively (in the "Investors" section and the "Financial Information" section, respectively), copies of materials they file with, or furnish to, the SEC, or investors and stockholders may contact Inuvo at (727) 324-0211 or Vertro at (646) 253-0606 to receive copies of documents that each company files with or furnishes to the SEC. *Participants in the Merger Solicitation*

Inuvo, Vertro, and certain of their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Inuvo and Vertro in connection with the proposed transaction. Information about the directors and executive officers of Inuvo is set forth in its proxy statement for its 2011 annual meeting of stockholders, which was filed with the SEC on May 2, 2011. Information about the directors and executive officers of Vertro is set forth in its proxy statement for its 2011 annual meeting of stockholders, which was filed with the SEC on April 29, 2011. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus, which was filed with the SEC on November 15, 2011, and other relevant materials to be filed with the SEC when they become available.

vertro™

NASDAQ: VTRO